AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                           Dated as of April 16, 2001

                                      among

                           OUTSOURCING SOLUTIONS INC.,
                             a Delaware corporation,

                           the Purchasers named herein

                                       AND

                          certain other parties hereto

           Relating to Certain Shares of Common Stock, $0.01 Par Value

     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 16, 2001, among Outsourcing Solutions Inc., a Delaware corporation (the "Company"), Madison Dearborn Capital Partners III, L.P. ("MDCP"), Madison Dearborn Special Equity III, L.P. ("MDSE") and Special Advisers Fund I, L.L.C. ("SAF" and collectively with MDCP and MDSE, the "Equity Investor") and Ares Leveraged Investment Fund, L.P., Ares Leveraged Investment Fund II, L.P., DB Capital Investors, L.P., First Union Merchant Bank 1999, L.L.C., First Union Capital Partners 2001, L.L.C., Abbott Capital 1330 Investors II, L.P., Abbott Capital Private Equity Fund III, L.P., BNY Partners Fund, L.L.C., Heller Financial, Inc., Magnetite Asset Investors L.L.C., FBR Financial Fund II, L.P., Harvest Opportunity Partners, L.P., Gryphon Partners II, L.P. ("GPII") and Gryphon Partners II-A, L.P. ("GPII-A") (each a "Purchaser" and, collectively, the "Purchasers").

     The Company and certain of the Purchasers (or their Affiliates), excluding GPII and GPII-A, previously entered into a Registration Rights Agreement, dated December 10, 1999 (relating to 5,920,474.15 shares of Common Stock), pursuant to that certain Purchase Agreement, dated as of December 10, 1999 (the "Original Agreement"), among the Company and certain of the Purchasers (the "Purchase Agreement"), relating to the sale by the Company to certain of the Purchasers of an aggregate of (i) 25,000 shares of the Company's Class A 14% Senior Mandatorily Redeemable Preferred Stock (the "Class A Senior Preferred Stock"),
(ii) 75,000 shares of the Company's Class B 14% Senior Mandatorily Redeemable Preferred Stock (the "Class B Senior Preferred Stock", and together with the Class A Senior Preferred Stock, the "Senior Preferred Stock") and (iii) 596,913.07 shares of the Company's Common Stock (as defined herein) (such shares of Common Stock, together with the Senior Preferred Stock, the "Purchased Securities").

     The Company, GPII, GPII-A and certain other Purchasers are parties to a Stock Subscription Agreement, dated as of April 3, 2001 (the "Subscription Agreement"), wherein, inter alia, GPII and GPII-A are each acquiring certain, and may acquire certain additional, shares of the Company's Senior Common Stock, par value $0.01 per share (the "Senior Common Stock") (such shares of Senior Common Stock, the "Subscription Shares").

     In order to induce GPII and GPII-A to enter into the Subscription Agreement and purchase the Subscription Shares, the Company has agreed to provide to GPII and GPII-A the registration rights and other rights for the Registrable Securities (as defined herein) set forth in this Agreement. The execution of this Agreement is a condition to the obligations of GPII and GPII-A to purchase the Subscription Shares under the Subscription Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Advice" shall have the meaning ascribed to that term in the last paragraph of Section 4.

     "Affiliate" means, with respect to any specified Person: (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person; (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person's Capital Stock; or (iii) any other Person 10% or more of the Voting Stock of which is beneficially owned or held directly or indirectly by such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. With respect to each Purchaser, an Affiliate shall also include, without limitation, any Person managed by, or controlling or under common control with such Purchaser or any of its Affiliates. Notwithstanding anything to the contrary contained herein, (x) no portfolio company of MDCP nor any portfolio company of a fund managed by or affiliated with MDCP shall be deemed an Affiliate of the Company and (y) no Purchaser or any of their respective Affiliates shall be deemed an Affiliate of the Company.

     "Agreement" shall have the meaning ascribed to that term in the preamble hereto.

     "Black Out Period" shall have the meaning ascribed to that term in Section 2.1.

     "Board of Directors" shall mean the Board of Directors of the Company or any authorized committee of such Board of Directors.

     "Business Day" shall mean a day that is not a Legal Holiday.

     "Capital Stock" shall mean, (i) with respect to any Person that is a corporation, corporate stock, (ii) with respect to any association or business entity, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, including each class of common stock and preferred stock of such Person; (iii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person; and (iv) any rights, warrants or options exchangeable for or convertible into any of the foregoing.

     "Certificate of Designation" shall mean the Certificate of Designation for the Senior Preferred Stock.

     "Change of Control" shall have the meaning ascribed to that term in the Certificate of Designation.

     "Class A Senior Preferred Stock" shall have the meaning ascribed to that term in the preamble hereto.

     "Class B Senior Preferred Stock" shall have the meaning ascribed to that term in the preamble hereto.

     "Common Stock" shall mean the Company's $0.01 par value common stock of any class, including the Voting Common Stock, Non-Voting Common Stock and Senior Common Stock.

     "Company" shall have the meaning ascribed to that term in the preamble hereto and shall also include the Company's successors.

     "Demand" shall have the meaning ascribed to that term in Section 2.1.

     "Demand  Registration"  shall  have the  meaning  ascribed  to that term in
Section 2.1.

     "Effectiveness  Period"  shall have the  meaning  ascribed  to that term in
Section 2.1.

     "Equity Investor" shall have the meaning ascribed to that term in the preamble.

     "Equity Investor Shares" shall mean (a) the Common Stock held by the Equity Investor or its designees or issued or issuable to the Equity Investor upon conversion of the Senior Common Stock (including all Common Stock purchased pursuant to the Recapitalization Agreement or issued or issuable to the Equity Investor or its designees upon conversion of the Senior Common Stock purchased pursuant to the Subscription Agreement), whether held by any of them or any subsequent assignee or transferee and (b) any other securities issued or issuable with respect to or in exchange for such Common Stock or Senior Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

     "Holder" shall mean each of the Purchasers and the Equity Investor, for so long as the Purchasers or the Equity Investor own any Registrable Securities, and their respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.

     "Initial Public Equity Offering" means a primary underwritten public offering (but excluding any offering pursuant to Form S-8 under the Securities Act or any other publicly registered offering pursuant to the Securities Act pertaining to an issuance of shares of Common Stock or securities exercisable therefor under any benefit plan, employee compensation plan, or employee or director stock purchase plan) of Common Stock of the Company pursuant to an effective registration statement under the Securities Act.

     "Legal Holiday" shall mean a Saturday, a Sunday or a day on which banking institutions in The City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

     "Lock Up Period"  shall have the  meaning  ascribed to that term in Section
2.1.

     "MDCP" shall have the meaning ascribed to that term in the preamble hereto.

     "MDSE" shall have the meaning ascribed to that term in the preamble hereto.

     "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or agency or political subdivision thereof.

     "Postponement  Period"  shall  have the  meaning  ascribed  to that term in
Section 2.1.

     "Preferred Stock" means, with respect to any Person, Capital Stock of any class or classes (however designated) of such Person which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over Capital Stock of any other class of such Person. With respect to the Company, the term "Preferred Stock" shall include the Senior Preferred Stock.

     "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated pursuant to the Securities
Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

     "Purchase Agreement" shall have the meaning ascribed to that term in the preamble hereto.

     "Purchased Securities" shall have the meaning ascribed to that term in the preamble hereto.

     "Purchasers" shall have the meaning ascribed to that term in the preamble hereto.

     "Purchaser Holder" shall mean each of the Purchasers, for so long as the Purchasers own any Registrable Securities, and their successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.

     "Qualifying IPO" shall mean an Initial Public Equity Offering generating aggregate gross proceeds to the Company of at least $50.0 million.

     "Recapitalization Agreement" means that certain Stock Subscription and Redemption Agreement, dated as of October 8, 1999, by and among MDCP and the other parties thereto, as may be amended from time to time.

     "Registrable Securities" shall mean any of (i) the Shares or (ii) the Equity Investor Shares. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities by the Holder thereof shall have been declared effective under the Securities Act and such securities shall have been disposed of by such Holder in accordance with such Registration Statement, (b) such securities have been distributed to the public pursuant to Rule 144 (or any successor provision) promulgated under the Securities Act, (c) such securities shall have been otherwise transferred and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any similar state law then in force or (d) such securities shall have ceased to be outstanding.

     "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees and expenses, fees and expenses of compliance with securities or Blue Sky laws (including, without limitation, in the event of an underwritten offering, reasonable fees and disbursements of counsel for the underwriters in connection with Blue Sky qualifications, if any, of the Registrable Securities), rating agency fees, printing expenses, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Company and all independent certified public accountants, and, in the event of an underwritten offering, the fees and disbursements of underwriters customarily paid by issuers or sellers of securities (but not including (i) any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by Holders of such Registrable Securities or (ii) fees and expenses of counsel and/or experts for the Holders).

     "Registration Statement" shall mean any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Requisite Shares" shall mean a number of Registrable Securities equivalent to not less than 30% of the Registrable Securities (excluding Registrable Securities which are Equity Investor Shares) outstanding as of any date of determination.

     "Rule 144" shall mean Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A" shall mean Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "SAF" shall have the meaning ascribed in the preamble hereto.

     "SEC" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Agreement such Commission is not existing and performing the duties now assigned to it under the Exchange Act, the body performing such duties at such time.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

     "Senior Common Stock" shall have the meaning ascribed to that term in the preamble hereto.

     "Senior Preferred Stock" shall have the meaning ascribed to that term in the preamble hereto.

     "Shares" shall mean (a) the Common Stock held by, or issued or issuable upon conversion of the Senior Common Stock to, the Purchasers (including all Purchased Securities and all other Common Stock sold to certain of the Purchasers pursuant to the Assignment and Stock Purchase Agreement dated as December 10, 1999 and all Subscription Shares), whether held by any of them or any subsequent assignee or transferee and (b) any other securities issued or issuable with respect to or in exchange for such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. For purposes of this Agreement, any Purchaser who holds Senior Common Stock shall be deemed to be the holder of the Shares issuable directly or indirectly upon exercise or conversion of such Senior Common Stock in connection with the transfer thereof or otherwise and regardless of any restriction or limitation on the exercise or conversion thereof.

     "Stockholders Agreement" shall mean the Amended and Restated Stockholders Agreement dated the date hereof by and among the Company, the Equity Investor, certain stockholders, optionholders and warrantholders and the Purchasers.

     "Subscription Agreement" shall have the meaning ascribed to that term in the preamble hereto.

     "Subscription Shares" shall have the meaning ascribed to that term in the preamble hereto.

     "Voting Stock" shall mean any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

     2. Registration Rights and Other Rights of the Holders.

     2.1 Demand Registration.

     (a) Request for Registration. At any time (i) the Equity Investor may make an unlimited number of written requests (each a "Demand") for registration under the Securities Act of its Registrable Securities (a "Demand Registration"), (ii) on or after December 10, 2002, Purchasers owning, individually or in the aggregate, at least the Requisite Shares may make up to two Demands for a Demand Registration and (iii) after an Initial Public Equity Offering, GPII and GPII-A, collectively, may make one Demand if GPII and GPII-A have collectively purchased $20,000,000 in Senior Common Stock pursuant to the Subscription Agreement and may make one additional Demand if GPII and GPII-A have collectively purchased $40,000,000 in Senior Common Stock pursuant to the Subscription Agreement. Any such Demand will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Subject to the other provisions of this Section 2.1, the Company shall give written notice of such Demand within 10 days after the receipt thereof to all other Holders. Within 30 days after receipt of such notice by any Holder, such Holder may request in writing that its Registrable Securities be included in such registration, and the Company shall include in the Demand Registration the Registrable Securities of any such selling Holder requested to be so included. Each such request by such other selling Holders shall specify the number of Registrable Securities proposed to be sold and the intended method of disposition thereof. Upon a Demand, the Company will (y) prepare, file and use its commercially reasonable efforts to cause to become effective within 90 days of such Demand a Registration Statement in respect of all the Registrable Securities which Holders request for inclusion therein; provided that if such Demand occurs during a Black Out Period or a period (not to exceed 180 days) during which the Company is prohibited or restricted from issuing or selling Common Stock pursuant to any underwriting or purchase agreement relating to an underwritten public offering of Common Stock or securities convertible into or exchangeable for Common Stock under Rule 144A or registered under the Securities Act or any agreement with a securityholder of the Company exercising registration rights (a "Lock Up Period"), the Company shall not be required to notify the Holders of such Demand or file such Registration Statement prior to the end of the Black Out Period or Lock Up Period, as the case may be, in which event, the Company will use its commercially reasonable efforts to cause such Registration Statement to become effective no later than 90 days after the end of the Black Out Period or Lock Up Period, as the case may be, and (z) keep such Registration Statement effective for the shorter of (a) 180 days (the "Effectiveness Period") and (b) such period of time as all of the Registrable Securities included in such Registration Statement have been sold thereunder. Notwithstanding anything set forth in the immediately preceding sentence, the Company may (I) postpone the filing period, suspend the effectiveness of any registration, suspend the use of any Prospectus and shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) in the event that, and for a period, in the case of any particular Demand Registration, not to exceed an aggregate of 90 days ("Black Out Period") if (i) an event or circumstance occurs as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) the Company determines in its good faith judgment that (A) the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (B) the disclosure otherwise relates to a material business transaction or any other material matter, which has not yet been publicly disclosed; provided, further, that, if the effectiveness of any Registration Statement is suspended as a result of a Black Out Period, the Effectiveness Period shall be extended by the number of days in any Black Out Period and (II) at any time prior to an Initial Public Equity Offering by the Company, postpone the filing of one Demand Registration, by giving written notice thereof to all Holders, for a period not to exceed an aggregate of 180 days ("Postponement Period"); provided, that at the end of the Postponement Period the Company will use its commercially reasonable efforts to cause a Registration Statement with respect to all
Registrable Securities of Holders electing to participate in such Demand Registration to become effective within 90 days after the end of the Postponement Period.

     In the event of the occurrence of any Black Out Period during an Effectiveness Period or Lock Up Period, the Company will promptly notify the Holders of Registrable Securities thereof in writing.

     (b) Effective Registration. Except as specifically provided herein, the Company is only required to effect two Demand Registrations under Section 2.1(a)(ii) and up to two Demand Registrations under 2.1(a)(iii) of this Agreement (whether or not all of the Holders of Registrable Securities elect to participate in such Demand Registration on the basis set forth herein). A registration will not be deemed to have been effected as a Demand Registration, and thereby satisfy the obligation hereunder, unless it has been declared effective by the SEC and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of Registrable Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the SEC or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of Registrable Securities pursuant to the registration (for any reason other than the act or omissions of the Holders) for the period of time contemplated hereby, such registration will be deemed not to have been effected. If (i) a registration requested pursuant to Section 2.1(a)(ii) or 2.1(a)(iii) is deemed not to have been effected or (ii) the registration requested pursuant to Section 2.1(a)(ii) or 2.1(a)(iii) does not remain effective for the Effectiveness Period, then the Company shall not be deemed to have effected a Demand Registration and its obligations pursuant to Section 2.1(a)(ii) or 2.1(a)(iii) will continue. The Holders of Registrable Securities shall be permitted to withdraw all or any part of the Registrable Securities from a Demand
Registration at any time prior to the effective date of such Demand Registration. If at any time a Registration Statement is filed pursuant to a Demand Registration under Section 2.1(a)(ii) or 2.1(a)(iii), and subsequently a sufficient number of the Registrable Securities are withdrawn from the Demand Registration so that such Registration Statement does not cover that number of Registrable Securities at least equal to one-half of the Registrable Securities of the Purchaser Holders outstanding as of such date, the Holders who have not withdrawn their Registrable Securities shall have the opportunity to include an additional number of Registrable Securities in the Demand Registration so that such Registration Statement covers that number of Registrable Securities at least equal to one-half of the Registrable Securities of the Purchaser Holders outstanding as of such date. If an additional number of Registrable Securities is not so included, the Company may withdraw the Registration Statement. Such withdrawn Registration Statement will not count as a Demand Registration and the Company shall continue to be obligated to effect such registration pursuant to
Section 2.1(a)(ii) or 2.1(a)(iii).

     (c) Priority in Demand Registrations Pursuant to Section 2.1. If a Demand Registration pursuant to this Section 2.1 involves an underwritten offering and the lead managing underwriter advises the Company in writing that, in its view, the number of Registrable Securities requested by the Holders to be included in such registration together with any other securities permitted to be included in such registration, exceeds the number which, in the view of such lead managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of Registrable Securities then held by each such Holder (provided that any Registrable Securities thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the view of the lead managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the view of the lead managing underwriter, can be sold without adversely affecting the success of the offering, including the price at which the Registrable Securities can be sold.

     (d) Selection of Underwriter. If the Holders so elect, the offering of Registrable Securities pursuant to a Demand Registration shall be in the form of an underwritten offering. The Holders of a majority of Registrable Securities to be sold in such Demand Registration shall select one or more nationally recognized firms of investment bankers (to whom the Company shall not have reasonably objected) to act as the managing underwriter or underwriters in connection with such offering and shall select any additional investment bankers and managers to be used in connection with the offering.

     (e) Expenses. The Company will pay all Registration Expenses in connection with the registrations requested pursuant to Section 2.1(a). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to any registration statement requested pursuant to this Section 2.1.

     3. [Intentionally Omitted]

     4. Registration Procedures. In connection with the obligations of the Company with respect to any Registration Statement pursuant to Section 2.1 hereof and pursuant to Section 6 of the Stockholders Agreement, the Company shall:

     (a) Within a reasonable period of time prior to the initial filing of a Registration Statement or Prospectus and a reasonable period of time prior to the filing of any amendment or supplement thereto, furnish to the Holders of the Registrable Securities included in such Registration Statement, and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and such underwriters, if any, and use reasonable commercial efforts to cause the officers and directors of the Company, counsel to the Company and independent certified public accountants to the Company to respond to such reasonable inquiries as shall be necessary, in the opinion of the respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any such Registration Statement or related Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities included in such Registration Statement shall reasonably object on a timely basis;

     (b) Prepare and file with the SEC such amendments, including post-effective amendments, to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

     (c) Notify the Holders of Registrable Securities to be sold and the managing underwriters, if any, promptly, and (if requested by any such Person), confirm such notice in writing, (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use of a Prospectus or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (v) of the happening of any event or information becoming known that makes any statement made in a Registration Statement or related Prospectus untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of any order enjoining or suspending the use of a Prospectus or the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction described in Section 4(h), at the earliest practicable moment;

     (e) If requested by the lead managing underwriters, if any, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, reasonably believe should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment under the Securities Act as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 4(e) that would, in the opinion of counsel for the Company, violate applicable law;

     (f) Upon written request to the Company, furnish to each Holder of Registrable Securities to be sold pursuant to a Registration Statement and each managing underwriter, if any, without charge, at least one conformed copy of such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested (including those previously furnished or incorporated by reference) as soon as practicable after the filing of such documents with the SEC;

     (g) Deliver to each Holder of Registrable Securities to be sold pursuant to a Registration Statement, and the underwriters, if any, without charge, as many copies of the Prospectus (including each form of prospectus) and each amendment or supplement thereto as such persons reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto;

     (h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the Holders of Registrable Securities to be sold, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as any such Holder or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where they are not so subject;

     (i) In connection with any sale or transfer of Registrable Securities that will result in such Securities no longer being Registrable Securities, cooperate with the Holders thereof and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company, and to enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or such Holders may request at least two Business Days prior to any sale of Registrable Securities;

     (j) Upon the occurrence of any event contemplated by Section 4(c)(v), as promptly as practicable, prepare a supplement or amendment, including, if appropriate, a post-effective amendment, to each Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (k) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any) in order to expedite or facilitate the disposition of such Registrable Securities, and, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration: (i) make such representations and warranties to the underwriters and selling Holders, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters if any, addressed to each of the underwriters, and selling Holders, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters or selling Holders; (iii) use their commercially reasonable efforts to obtain customary "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed (where reasonably possible) to each of the underwriters and selling Holders, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to the managing underwriters, if any); and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause
(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

     (l) Make available for inspection by a representative of any underwriter participating in any such disposition of Registrable Securities, and any attorney, consultant or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all pertinent financial and other records, corporate documents and properties of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company), and cause the officers, directors, agents and employees of the Company and its subsidiaries (including with respect to businesses and assets acquired or to be acquired to the extent that such information is available to the Company) to supply all information in each case reasonably requested by any such representative, underwriter, attorney, consultant or accountant in connection with such Registration Statement; provided, however, that such Persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of the Registration Statement or the use of any Prospectus), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard such information by such Person or (iv) such information becomes available to such Person from a source other than the Company and its subsidiaries and such source is not bound by a confidentiality agreement;

     (m) Comply with all applicable rules and regulations of the SEC and make generally available to their securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year)
(i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter after the effective date of a Registration Statement, which statement shall cover said period, consistent with the requirements of Rule 158 under the Securities Act; and

     (n) Cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

     The Company may require a Holder of Registrable Securities to be included in a Registration Statement to furnish to the Company such information regarding
(i) the intended method of distribution of such Registrable Securities, (ii) such Holder and (iii) the Registrable Securities held by such Holder as is required by law to be disclosed in such Registration Statement, and the Company may exclude from such Registration Statement the Registrable Securities of any Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall not be required to provide indemnification to any underwriter or any other person relating to information referred to in clauses (i) and (ii) provided to the Company in writing specifically for inclusion in such Registration Statement.

     If any such Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

     Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(c)(ii), 4(c)(iii), 4(c)(iv) or 4(c)(v) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the Effectiveness Period shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Holder of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 4(j) hereof or (y) the Advice, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

     5. Indemnification and Contribution.

     (a) The Company shall indemnify and hold harmless each Holder, each underwriter who participates in an offering of Registrable Securities, their respective Affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents, as follows:

          (i) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) from and against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation (other than amounts the Holders agree to pay in any written settlement agreement), or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the prior written consent of the Company; and

          (iii) from and against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of one counsel chosen by the Holders or any underwriter (except to the extent otherwise expressly provided in Section 5(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this
     Section 5(a);

provided that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission (i) made in reliance upon and in conformity with written information furnished to the Company by a Holder or any underwriter in writing expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or
(ii) contained in any preliminary prospectus if such Holder or such underwriter failed to send or deliver a copy of the Prospectus (in the form it was first provided to such parties for confirmation of sales) to the Person asserting such losses, claims, damages or liabilities on or prior to the delivery of written confirmation of any sale of securities covered thereby to such Person in any case where such delivery is required by the Securities Act and such Prospectus would have corrected such untrue statement or omission. Any amounts advanced by the Company to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by the Company.

     (b) By accepting the benefits of this Agreement, each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto). Notwithstanding the provisions of this
Section 5(b), a Holder of Registrable Securities shall not be required to pay any indemnification in an amount in excess of the net proceeds received by such Holder in the offering to which such Registration Statement relates.

     (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers properly served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have other than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen thereby and approved by the indemnified parties defendant in such action; provided that if any such indemnified party reasonably determines, based on advice of counsel, that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties at the expense of the indemnifying party. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel), separate from its own counsel, for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d)  In  order  to  provide  for  just  and   equitable   contribution   in
circumstances  under  which any of the  indemnity  provisions  set forth in this
Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Company and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holders, as incurred; provided that notwithstanding the provisions of this Section 5(d), a Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder in the offering to which such Registration Statement relates exceeds the amount of any damages that such Holder has otherwise been required to pay and no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Company and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Company, on the one hand, and Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5, each Affiliate of each Holder, and each director, officer, employee, agent and Person, if any, who controls a Holder or such Affiliate within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company (except in the case where an indemnified party is entitled to conduct the defense as provided above).

     (e) The indemnity and contribution covenants contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of a Holder or any Person controlling a Holder, (ii) any sale of any Registrable Securities pursuant to this Agreement and receipt by the Holders of the proceeds thereof, or (iii) any termination of this Agreement for any reason, including after the initial filing of the Registration Statement to which these indemnity and contribution covenants relate.

     60 Rule 144 and Rule 144A. The Company shall use its commercially reasonable efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder or beneficial owner of Registrable Securities, make available other information as required by, and so long as necessary to permit, sales of Registrable Securities pursuant to Rule 144 or Rule 144A, as applicable. Notwithstanding the foregoing, nothing in this
Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

     7. Underwritten Registrations. No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell such Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     8. Miscellaneous.

     (a) Remedies. In the event of a breach by the Company or by a Holder of any of its obligations under this Agreement, each Holder and the Company, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and each hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. Neither the Company nor the Equity Investor will enter into any agreement that is inconsistent with the rights granted to the Holders and indemnified persons in this Agreement or otherwise conflicts with the provisions hereof. Without the written consent of the Purchaser Holders of a majority of the outstanding Shares held by Purchaser Holders, the Company and the Equity Investor shall not grant to any Person any rights which conflict with or are inconsistent with the provisions of this Agreement; it being acknowledged that the Company may grant rights to Demand Registrations without requiring that the Purchaser Holders be granted any rights with respect thereto (including but not limited to piggy-back registration rights) so long as the Purchaser Holders are treated in the same manner with respect to such newly granted rights as the Equity Investor is treated.

     (c) Amendments and Waivers.

          (i) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Company, MDCP and the Holders of not less than a majority of the then outstanding Shares. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, no amendment, modification, supplement, waiver or consent with respect to Section 5 shall be made or given otherwise than with the prior written consent of each Holder or former Holder affected thereby and no amendment, modification, supplement, waiver or consent with respect to
     Section 2.1(a)(iii) shall be made or given otherwise than with the prior written consent of GPII and GPII-A.

          (ii) The Original Agreement shall automatically be terminated and superseded upon the execution and delivery of this Agreement by the requisite parties pursuant to Section 8(c) thereof.

     (d) Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopier:

          (i)   if to the Company, as provided in the Purchase Agreement,

          (ii)  if to the Equity Investor:

                Madison Dearborn Capital Partners III, L.P.
                Suite 3800, Three First National Plaza
                Chicago, IL 60602
                Attention: Timothy M. Hurd

          (iii) if the Purchasers, as provided in the Purchase Agreement or the Subscription Agreement as the case may be, or

          (iv) if to any other Person who is then the registered Holder of Shares or Registrable Securities, to the address of such Holder as it appears in the register therefor of the Company.

     Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one Business Day after being timely delivered to a next-day air courier; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged by the recipient's telecopier machine, if telecopied.

     (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder of Shares and Equity Investor Shares. The Company may not assign any of its rights hereunder without the prior written consent of each Holder of Shares and Equity Investor Shares; provided that a merger or consolidation of the Company with another Person pursuant to which the issuer or issuers of any securities issued to Holders of Shares and Equity Investor Shares in connection with such merger or consolidation becomes obligated under this Agreement shall not be considered an assignment. Notwithstanding the foregoing, no successor or assignee of the Company shall have any of the rights granted under this Agreement until such Person shall acknowledge its rights and obligations hereunder by a signed written statement of such person's acceptance of such rights and obligations. If any transferee of any Holder shall acquire Shares and/or Equity Investor Shares in any manner, whether by operation of law or otherwise, such Shares or Equity Investor Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Shares or Equity Investor Shares such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

     (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.

     (g) Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK. THE COMPANY, THE EQUITY INVESTOR AND THE PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS.

     (h) Severability. The remedies provided herein are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All references made in this Agreement to "Section" and "paragraph" refer to such Section or paragraph of this Agreement, unless expressly stated otherwise

     (j) Legends. Each Holder agrees that substantially the following legend shall be placed on certificates representing any Shares or Equity Investor Shares owned by them:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 16, 2001, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF OUTSOURCING SOLUTIONS INC. AND IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AFORESAID AGREEMENT.

The parties hereto acknowledge and agree that the legend required to be placed on certificates representing any Shares or Equity Investor Shares pursuant to
Section 8(j) of the Original Agreement still applies. The Company agrees to remove the legend on the Shares and Equity Investor Shares upon the resale of such Shares and Equity Investor Shares in accordance with the terms of this Agreement.

     (k) Notwithstanding anything to the contrary, nothing contained in this Agreement shall affect, limit or impair the rights and remedies of Heller Financial, Inc. in its capacity as (i) a lender to the Company or any Subsidiary pursuant to any agreement under which the Company or any Subsidiary has borrowed or may borrow money, and (ii) the beneficiary of any and all agreements entered into by the Company or any Subsidiary for the benefit of Heller Financial, Inc. as lender.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the date first written above.


                           OUTSOURCING SOLUTIONS INC.

                                 By:    /s/ Timothy G. Beffa
                                        ------------------------------------
                                 Name:  Timothy G. Beffa
                                 Title: President and Chief Executive Officer



                           MADISON DEARBORN CAPITAL PARTNERS III, L.P.

                           By:   Madison Dearborn Partners III, L.P.
                           Its:  General Partners

                                 By:    Madison Dearborn Partners, Inc.
                                 Its:   General Partner

                                 By:    /s/ Paul R. Wood
                                        ------------------------------------
                                 Name:  Paul R. Wood
                                 Title: Managing Director



                           ARES LEVERAGED INVESTMENT FUND, L.P.

                           By:   Ares Management, L.P.
                           Its:  General Partner

                                 By:
                                        ------------------------------------
                                 Name:
                                 Title:



                           ARES LEVERAGED INVESTMENT FUND II, L.P.

                           By:   Ares Management, L.P.
                           Its:  General Partner

                                 By:
                                        ------------------------------------
                                 Name:
                                 Title:

                           DB CAPITAL INVESTORS, L.P.

                           By:   DB Capital Partners, L.P.
                           Its:  General Partner

                                 DB Capital Partners, Inc.

                                 By:    /s/ Jon E. Mattson
                                        ------------------------------------
                                 Name:  Jon E. Mattson
                                 Title: Vice President



                           FIRST UNION INVESTORS, INC.

                                 By:
                                        ------------------------------------
                                 Name:
                                 Title:



                           ABBOTT CAPITAL 1330 INVESTORS II, L.P.

                           By:   Abbott Capital 1330 GenPar II,  L.L.C.
                           Its:  General Partner

                                 By:    /s/ Kathryn J. Stokel
                                        ------------------------------------
                                 Name:  Kathryn J. Stokel
                                 Title: Managing Director



                           ABBOTT CAPITAL PRIVATE EQUITY FUND III, L.P.

                           By:   Abbott  Capital  Management,  L.L.C.
                           Its:  Investment Manager

                                 By:    /s/ Kathryn J. Stokel
                                        ------------------------------------
                                 Name:  Kathryn J. Stokel
                                 Title: Managing Director



                           BNY PARTNERS FUND, L.L.C.

                           By:   BNY Private  Investment  Management,  Inc.
                           Its:  Member Manager

                                 By:    /s/ Burton M. Siegel
                                        ------------------------------------
                                 Name:  Burton M. Siegel
                                 Title: Senior Vice President



                           HELLER FINANCIAL, INC.

                                 By:
                                        ------------------------------------
                                 Name:
                                 Title:



                           MAGNETITE ASSET INVESTORS L.L.C.

                           By: Blackrock Financial Management, Inc., as Managing Member

                                 By:
                                        ------------------------------------
                                 Name:
                                 Title:



                           FBR FINANCIAL FUND II, L.P.

                                 By:
                                        ------------------------------------
                                 Name:
                                 Title:

                           HARVEST OPPORTUNITY PARTNERS, L.P.

                                 By:
                                        ------------------------------------
                                 Name:
                                 Title:



                           MADISON DEARBORN SPECIAL EQUITY III, L.P.

                           By:   Madison Dearborn Partners III, L.P.
                           Its:  General Partner

                                 By:    Madison Dearborn Partners, Inc.,
                                 Its:   General Partner

                                 By:    /s/ Paul R. Wood
                                        ------------------------------------
                                 Name:  Paul R. Wood
                                 Title: Managing Director



                           SPECIAL ADVISORS FUND I, LLC

                                 By:    /s/ Paul R. Wood
                                        ------------------------------------
                                 Name:  Paul R. Wood
                                 Title: Managing Director



                           GRYPHON PARTNERS II, L.P.,
                           a Delaware limited partnership

                           By:   Gryphon GenPar II, LLC
                           Its:  General Partner

                                 By:    /s/ R. David Andrews
                                        ------------------------------------
                                 Name:  R. David Andrews
                                 Title: President



                           GRYPHON PARTNERS II-A, L.P.,
                           a Delaware limited partnership

                           By:   Gryphon GenPar II, LLC
                           Its:  General Partner


                                 By:    /s/ R. David Andrews
                                        ------------------------------------
                                 Name:  R. David Andrews
                                 Title: President



                           FIRST UNION MERCHANT BANK 1999, L.L.C.

                                 By:    /s/
                                        ------------------------------------
                                 Name:
                                 Title: Partner



                           FIRST UNION CAPITAL PARTNERS 2001, L.L.C.

                                 By:    /s/
                                        ------------------------------------
                                 Name:
                                 Title: Partner